                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

               To Tender Shares of 7.75% Class A Preferred Stock,
                  $25 par value per share (CUSIP 677347 76 7),
                            (the "Class A Shares"),
                                       of
                              Ohio Edison Company

      Pursuant to the offer by Ohio Edison Financing Trust II to exchange its [___]% Trust Originated Preferred Securities(SM) ("TOPrS(SM)")
                 for up to 3,600,000 outstanding Class A Shares

                          The Offer, Proration Period
                       and Withdrawal Rights Will Expire
         at 12:00 Midnight, New York City Time, on [___________], 1996,
                         Unless the Offer is Extended.


                      The Exchange Agent for the Offer is:

                              THE BANK OF NEW YORK

          By Mail:                                          By Hand:

Tender and Exchange Department                    Tender and Exchange Department
        P.O. Box 11248                                   101 Barclay Street
    Church Street Station                           Receive and Deliver Window
New York, New York 10286-1248                       New York, New York  10286




     By Overnight Courier:                         By Facsimile Transmission:
                                                (for Eligible Institutions Only)

Tender and Exchange Department                            (212) 815-6213
       101 Barclay Street
   Receive and Deliver Window                          For Information Call:
   New York, New York 10286
                                                          (800) 507-9357)

                 DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                 THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                 Subject to the terms and conditions set forth in the Prospectus and herein, Ohio Edison Financing Trust II (the "Trust") will accept for exchange up to 3,600,000 Class A Shares validly tendered and not withdrawn.

                 This Letter of Transmittal is to be completed by holders of Class A Shares, either (i) if certificates for Class A Shares are to be forwarded herewith or (ii) unless an Agent's Message (as defined in the accompanying Prospectus of Ohio Edison Company ("Ohio Edison") and the Trust (as amended or supplemented (including documents incorporated by reference), the "Prospectus")) is utilized, if tenders of Class A Shares are to be made by book-entry transfer into the account of The Bank of New York, as Exchange Agent (the "Exchange Agent"), at The Depository Trust Company and Philadelphia Depository Trust Company (together, the "Depository Institutions") pursuant to the procedures described under "The Offer -- Procedures for Tendering" in the Prospectus. Holders of Class A Shares who tender Class A Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

                 Any holder of Class A Shares who submits this Letter of Transmittal and tenders Class A Shares in accordance with the instructions contained herein prior to the Expiration Date (as defined in the Prospectus) will thereby have directed the Trust to deliver its [___]% Trust Originated Preferred Securities(SM) ("TOPrS(SM)") (the "Preferred Securities") in exchange for such holder's Class A Shares and in consideration of the deposit by Ohio Edison with the Trust as trust assets of its [___]% Junior Subordinated Debentures due 2016 (the "Junior Subordinated Debentures") as set forth in the Prospectus. Tenders of Class A Shares pursuant to this Letter of Transmittal are subject to withdrawal as described in the Prospectus under the caption
"The Offer -- Withdrawal of Tenders".


--------------
(SM) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

-----------------------------------------------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------

  NAMES(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                                 SHARES TENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR                   (ATTACH ADDITIONAL LIST IF NECESSARY)
                 ON CERTIFICATE(S))
------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL NUMBER
                                                                                     OF SHARES
                                                               CERTIFICATE        REPRESENTED BY       NUMBER OF SHARES
                                                              NUMBER(S)(1)       CERTIFICATE(S)(1)        TENDERED(2)
                                                           ------------------------------------------------------------

                                                           ------------------------------------------------------------

                                                           ------------------------------------------------------------

                                                           ------------------------------------------------------------

                                                           ------------------------------------------------------------

                                                           ------------------------------------------------------------
                                                              TOTAL SHARES
-----------------------------------------------------------------------------------------------------------------------

(1) Need not be completed by Book-Entry Stockholders.
(2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.
--------------------------------------------------------------------------------


/ / CHECK HERE IF TENDERED CLASS A SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A DEPOSITORY INSTITUTION AND COMPLETE THE FOLLOWING:

          Name of Tendering Institution:
                                        ----------------------------------------

          Check Box of Book-Entry Transfer Facility:

                   / / The Depository Trust Company
                   / / Philadelphia Depository Trust Company

          Account No.
                     -----------------------------------------------------------

          Transaction Code No.
                              --------------------------------------------------

/ / CHECK HERE IF TENDERED CLASS A SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

          Name(s) of Tendering Shareholder(s)
                                             -----------------------------------

          Date of Execution of Notice of Guaranteed Delivery
                                                            --------------------

          Name of Institution which Guaranteed Delivery
                                                       -------------------------
If delivery is by book-entry transfer:
                                       -----------------------------------------

          Name of Tendering Institution
                                       -----------------------------------------

          Check Box of Book-Entry Transfer Facility:

                   / / The Depository Trust Company
                   / / Philadelphia Depository Trust Company

          Account No.
                     -----------------------------------------------------------

          Transaction Code No.
                              --------------------------------------------------

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 11)

                 Ohio Edison will pay to any Soliciting Dealer, as defined in Instruction 11, a solicitation fee of $[___] per Class A Share validly tendered and accepted for exchange pursuant to the Offer (as herein defined).

                 The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:
             -------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Individual Broker or Financial Consultant:
                                                  ------------------------------

Identification Number (if known):
                                 -----------------------------------------------

Address:
        ------------------------------------------------------------------------


        ------------------------------------------------------------------------
                                    (Include Zip Code)

                 The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934 and the applicable rules and regulations thereunder in connection with such solicitations; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (iii) in soliciting tenders of Class A Shares, it has used no soliciting materials other than those furnished by Ohio Edison and the Trust; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

                 If tendered Class A Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Depository Institution, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent to receive a solicitation fee.

                 SOLICITING DEALERS ARE NOT ENTITLED TO A FEE FOR CLASS A SHARES BENEFICIALLY OWNED BY SUCH SOLICITING DEALER.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

                 The undersigned hereby tenders to Ohio Edison Financing Trust II, a Delaware statutory business trust (the "Trust"), the above-described Class A Shares, pursuant to the offer by the Trust to exchange its [___]% Trust Originated Preferred Securities(SM) ("TOPrS(SM)") ("Preferred Securities") for up to 3,600,000 shares 7.75% Class A Preferred Stock (the "Class A Shares") of Ohio Edison Company ("Ohio Edison"), upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Offer"). Class A Shares not accepted for exchange because of proration will be returned.

                 Subject to and effective upon acceptance for exchange of the Class A Shares tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Trust all right, title and interest in and to all the Class A Shares that are being tendered hereby and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Class A Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Class A Shares or transfer ownership of such Class A Shares on the account books maintained by a Depository Institution, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Exchange Agent for the account of the Trust, (b) present such Class A Shares for transfer on the books of Ohio Edison and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Class A Shares, all in accordance with the terms of the Offer.

                 The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Class A Shares and the underlying Preferred tendered hereby and to acquire Preferred Securities issuable upon the exchange of such tendered Class A Shares and that, when the undersigned's Class A Shares are accepted for exchange, the Trust will acquire good and unencumbered title to such tendered Class A Shares and the underlying Preferred, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Trust to be necessary or desirable to complete the exchange, assignment and transfer of tendered Class A Shares or transfer ownership of such Class A Shares.

                 All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

                 The undersigned understands that tenders of Class A Shares pursuant to any one of the procedures described in "The Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute agreements between the undersigned and the Trust upon the terms and subject to the conditions of the Offer.

                 Unless otherwise indicated under "Special Exchange Instructions", please cause Preferred Securities to be issued, and return any Class A Shares not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Class A Shares tendered by book-entry transfer, by credit to the account at a Depository Institution). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail any certificates for Class A Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for Class A Shares, to the undersigned at the address shown below the undersigned's signature(s). If both "Special Exchange Instructions" and "Special Delivery Instructions" are completed, please cause Preferred Securities to be issued, and return any Class A Shares not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Class A Shares to, the person(s) so indicated (and in the case of Class A Shares tendered by book-entry transfer, by credit to the account at the Depository Institution so indicated). The undersigned recognizes that the Trust has no obligation, pursuant to the "Special Exchange Instructions", to transfer any Class A Shares from the name of the registered holder(s) thereof if the Trust does not accept for exchange any of the Class A Shares so tendered.

----------------------------------------------------------------------------------------------------------------------------
                 SPECIAL EXCHANGE INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
                (See Instructions 1, 5, 6 and 7)                                 (See Instructions 1, 5 and 7)
  To be completed ONLY if certificates for Preferred            To be completed ONLY if certificates for Class A Shares not
  Securities are to be issued, or beneficial interest in        tendered and certificates for Preferred Securities are to be
  certificates representing Preferred Securities are to be      mailed to someone other than the undersigned, or to an
  recorded, or certificates for Class A Shares not tendered     address other than that shown below the undersigned's
  or not accepted for exchange are to be issued in the name     signature(s).
  of someone other than the undersigned.
                                                                Mail certificates for Class A Shares and certificates for
  Issue certificates for Preferred Securities and               Preferred Securities to:
  certificates for Class A Shares in the name of:

                                                                Name:
                                                                     -------------------------------------------------------
  Name:                                                                                 (Please Print)
       ---------------------------------------------------
                         (Please Print)
                                                                Address:
                                                                        ----------------------------------------------------
  Address:
          ------------------------------------------------

                                                                ------------------------------------------------------------
                                                                                       (Zip Code)
  --------------------------------------------------------
                           (Zip Code)


  --------------------------------------------------------
                 (Taxpayer Identification No.)
----------------------------------------------------------------------------------------------------------------------------

                                   SIGN HERE
                  (Please complete Substitute Form W-9 below)

X
 -------------------------------------------------------------------------------


X
 -------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated                   , 1996
      ------------------

Name(s)
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
                     -----------------------------------------------------------

Address
       -------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.
                           -----------------------------------------------------

Taxpayer Identification No.
                           -----------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Class A Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)
--------------------------------------------------------------------------------

                           Guarantee of Signature(s)
                           (See Instructions 1 and 5)

            Authorized Signature___________________________________

            Name___________________________________________________

            Title__________________________________________________

            Address________________________________________________

            Name of Firm___________________________________________

            Area Code and Telephone Number_________________________

            Dated _______________, 1996

                                  INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

         1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (i) if tendered Class A Shares are registered in the name(s) of the undersigned and the Preferred Securities to be issued in exchange therefor are to be issued (and any Class A Shares not tendered or not accepted for exchange are to be returned) in the name of the registered holder(s) (which term, for the purposes described herein, shall include any participant in a Depository Institution whose name appears on a security listing as the owner of Class A Shares) and (ii) such holder(s) have not completed the instruction entitled "Special Exchange Instructions" or "Special Delivery Instructions" on this Letter of Transmittal. If the tendered Class A Shares are registered in the name(s) of someone other than the undersigned or if the Preferred Securities to be issued in exchange therefor are to be issued (or Class A Shares not tendered or not accepted for exchange are to be returned) in the name of any other person, such tendered Class A Shares must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Trust and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an "Eligible Institution"). See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND CLASS A SHARES. This Letter of Transmittal is to be completed by holders of Class A Shares either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus) is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth under "The Offer -- Procedures for Tendering" and "-- Book-Entry Transfer" in the Prospectus. Certificates for Class A Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Class A Shares into the Exchange Agent's account at a Depository Institution, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date.

         If a holder of Class A Shares desires to participate in the Offer and time will not permit this Letter of Transmittal or Class A Shares to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at one of the addresses set forth herein prior to the Expiration Date, a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering Holder, the name(s) in which the Class A Shares are registered and, if the Class A Shares are held in certificated form, the certificate numbers of the Class A Shares to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Class A Shares in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (and any other required documents), or a confirmation of book-entry transfer of such Class A Shares into the Exchange Agent's account at a Depository Institution, will be delivered by such Eligible Institution. Unless the Class A Shares being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents) or a confirmation of book-entry transfer of such Class A Shares into the Exchange Agent's account at a Depository Institution in accordance with such Depositary Institution's Automated Tender Offer Program ("ATOP") procedures is received, the Trust may, at its option, reject the tender.

         THE METHOD OF DELIVERY OF CLASS A SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A DEPOSITORY INSTITUTION, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF CERTIFICATES FOR CLASS A SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted, and no fractional Class A Shares will be accepted for exchange. By executing this Letter of Transmittal (or facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the Class A Shares for exchange.

         3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Class A Shares should be listed on a separate signed schedule attached hereto.

         4. PARTIAL TENDERS. (Not applicable to Book-Entry Shareholders) If fewer than all the Class A Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of Class A Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Class A Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the Expiration Date. All Class A Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Class A Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Class A Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any of the Class A Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal is signed by the registered holder(s) of the Class A Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless Preferred Securities issued in exchange therefor are to be issued, or Class A Shares not tendered or not exchanged are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Class A Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Class A Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Trust of the authority of such person so to act must be submitted.

         6. STOCK TRANSFER TAXES. Ohio Edison will pay all stock transfer taxes, if any, applicable to the exchange of any Class A Shares pursuant to the Offer. If, however, certificates representing Preferred Securities or Class A Shares not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Class A Shares tendered or if a transfer tax is imposed for any reason other than the exchange of Class A Shares pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         7. SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS. If certificates representing Preferred Securities are to be issued in the name of, or any Class A Shares not tendered or not accepted for exchange are to be issued or to be returned to, a person other than the person(s) signing this Letter of Transmittal or any certificates for Preferred Securities or certificates for Class A Shares not tendered or not accepted for exchange are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

         8. SUBSTITUTE FORM W-9. Under the federal income tax laws, the Trust may be required to withhold 31% of the amount of any payments made to certain shareholders with respect to the Preferred Securities. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Trust is not provided with the correct taxpayer identification numbers, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individual(s)) are not subject to backup withholding. In order to satisfy the Trust that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Class A Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         9.      WITHHOLDING FOR NON-UNITED STATES HOLDERS.   United States
federal income tax generally will be withheld from the gross proceeds payable to a Non-United States Holder pursuant to the Offer (including Preferred Securities that such holder would otherwise be entitled to receive) unless such holder certifies, under penalties of perjury, that such holder owns either (i) solely Class A Shares or (ii) not more than one percent of the Class A Shares outstanding and not more than one percent of any other class of Ohio Edison stock. Such certification may be provided by signing the "Certificate for Non-United States Holders For No United States Federal Income Tax Withholding" below.

         The withholding rate is ordinarily 30% unless the Non-United States Holder is eligible for a reduced tax treaty rate with respect to dividend income, in which case withholding will be made at the reduced tax treaty rate, or the Non-United States Holder establishes to the satisfaction of the withholding agent that such holder is exempt from tax (e.g., by certifying to the withholding agent on IRS Form 8709 as to such holder's status as a foreign government).

         For these purposes, a "Non-United States Holder" is a holder that is not (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the law of the United States or any state, or (c) an estate or trust the income of which is subject to United States federal income tax regardless of its source.

         A holder's status as a Non-United States Holder will be determined by reference to the holder's address and to any outstanding certificates (e.g., Form W-8 or substitute) or statements concerning eligibility for a reduced rate of withholding, unless facts and circumstances indicate that reliance is not warranted.

         A holder that exchanges Class A Shares for Preferred Securities on behalf of a beneficial owner that is a Non-United States Holder will be responsible for determining whether or not, and at what rate, withholding is required and for obtaining any required forms or certifications from such beneficial owner.

         A Non-United States Holder subject to withholding of United States federal income tax may be eligible to obtain from the Internal Revenue Service a refund of any tax withheld if such holder meets one of the tests for sale or exchange treatment under the Internal

Revenue Code of 1986, as amended, or is otherwise able to establish that no tax (or a reduced amount of tax) was due.

                 EACH NON-UNITED STATES HOLDER SHOULD CONSULT WITH SUCH HOLDER'S TAX ADVISOR REGARDING THE FOREGOING.

         10. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Trust from time to time in accordance with, and subject to the limitations described in, the Prospectus, provided that acceptance of Class A Shares validly tendered in the Offer is subject to the condition that as of the Expiration Date there be at least 400 record or beneficial holders of at least 1,000,000 Preferred Securities to be issued in exchange for such Class A Shares, which condition may not be waived.

         11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Dealer Manager or the Information Agent at their respective addresses or telephone numbers set forth below.

         12. SOLICITED TENDERS. Ohio Edison will pay to a Soliciting Dealer (as defined herein) a solicitation fee of $[___] per Class A Share validly tendered and accepted for exchange pursuant to the Offer. For purposes of this Instruction 12, "Soliciting Dealer" includes (i) any broker or dealer in securities, including the Dealer Manager in its capacity as a dealer or broker, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Offer. No such fee shall be payable to a Soliciting Dealer in respect of Class A Shares registered in the name of such Soliciting Dealer unless such Class A Shares are held by such Soliciting Dealer as nominee and such Class A Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Class A Shares unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders".

         If tendered Class A Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Depository Institution, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within three NYSE trading days after the Expiration Date in order to receive a solicitation fee. No solicitation fee shall be payable to a Soliciting Dealer in respect of Class A Shares (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Class A Shares are held by such Soliciting Dealer as nominee and such Class A Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or the Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of Class A Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

                              SUBSTITUTE FORM W-9
          REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

                 SEE THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL INSTRUCTIONS.

-----------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME:  THE BANK OF NEW YORK
-----------------------------------------------------------------------------------------------------------------------------
Substitute                     Part 1 - PLEASE PROVIDE YOUR TIN IN
                                                                         ----------------------------------------------------
Form W-9                       THE BOX AT RIGHT AND CERTIFY BY                         Social Security Number
(See instruction 9)            SIGNING AND DATING BELOW                  OR
Please fill in your name and
address below                                                            ----------------------------------------------------
                                                                                   Employer Identification Number
                               ----------------------------------------------------------------------------------------------

                               Part 2 - Certification - Under Penalties of Perjury, I certify that:      Part 3 -
                               (1)       The number shown in this form is my correct Taxpayer
                                         Identification Number (or I am waiting for a number to be       Awaiting TIN    / /
                                         issued to me) and
------------------------       (2)       I am not subject to backup withholding because (a) I am
Name                                     exempt from backup withholding or (b) I have not been           --------------------
                                         notified by the Internal Revenue Service ("IRS") that I am      Part 4 -
------------------------                 subject to backup withholding as a result of failure to report
Address (number and street)              all interest or dividends or (c) the IRS has notified me that   Exempt          / /
                                         I am no longer subject to backup withholding.
                                                                                                         --------------------
------------------------
City, State and Zip Code
                               ----------------------------------------------------------------------------------------------
Department of the Treasury
Internal Revenue Service       Certification Instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS you
Payer's Request for            were subject to backup withholding you received another notification from the IRS stating
Taxpayer Identification        that you are no longer subject to backup withholding, do not cross out item (2).  If you
Number (TIN)                   are exempt from backup withholding, check the box in Part 4 above.

                               SIGNATURE                                                     DATE            , 1996
                                         ---------------------------------------------------      -----------
-----------------------------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY GROSS PROCEEDS PAID TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


                      CERTIFICATE OF TAXPAYER AWAITING TIN

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


--------------------------------------------------------------------------------
                                   Signature


--------------------------------------------------------------------------------
                                      Date

--------------------------------------------------------------------------------
               CERTIFICATE FOR NON-UNITED STATES HOLDERS* FOR NO
                  UNITED STATES FEDERAL INCOME TAX WITHHOLDING

                 HOLDERS OF CLASS A SHARES WITH A MAILING ADDRESS OUTSIDE OF THE UNITED STATES MUST CERTIFY TO ONE OF THE FOLLOWING STATEMENTS TO AVOID THE WITHHOLDING OF UNITED STATES FEDERAL INCOME TAX AT A RATE OF 30% (OR LOWER TREATY RATE, IF APPLICABLE) OF THE GROSS PROCEEDS PAYABLE TO SUCH HOLDERS PURSUANT TO THE OFFER.

A. I certify under penalties of perjury that I own either (i) solely Class A Shares or (ii) not more than one percent of the Class A Shares outstanding and not more than one percent of any other class of Ohio Edison stock. I understand that if I certify to either clause (i) or clause (ii) of the preceding sentence, Ohio Edison will not withhold United States federal income tax with respect to the gross proceeds payable to me pursuant to the Offer.

         SIGNATURE:                                  DATE:
                   -------------------------------        ---------------------



B.       I certify under penalties of perjury that I am not a Non-United
States Holder.

         SIGNATURE:                                  DATE:
                   -------------------------------        ---------------------

* A "Non-United States Holder" is a holder that is not (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the law of the United States or any state, or (c) an estate or trust the income of which is subject to United States federal income tax regardless of its source.
--------------------------------------------------------------------------------


                         OHIO EDISON FINANCING TRUST II
                            c/o Ohio Edison Company
                              76 South Main Street
                               Akron, Ohio 44308


                    THE INFORMATION AGENT FOR THE OFFER IS:

                        [GEORGESON & COMPANY INC. LOGO]
                               Wall Street Plaza
                            New York, New York 10005
                           (800) 223-2064 (TOLL-FREE)
                        Banks and Brokers Call Collect:
                                 (212) 440-9800


                      THE DEALER MANAGER FOR THE OFFER IS:

                              MERRILL LYNCH & CO.
                             World Financial Center
                          North Tower -- Seventh Floor
                            New York, New York 10281
                            (212) 236-4565 (Collect)



[_________], 1996